Exhibit 10(t)(3)

AMENDMENT NO. 3 TO CREDIT AGREEMENT

This AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Amendment”) is entered into as of November 14, 2005 by and among PLAYTEX PRODUCTS, INC., a Delaware corporation (“Borrower”), the other Credit Parties signatory hereto, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, “GE Capital”), for itself as a Lender and as Agent, and the Requisite Lenders signatory hereto. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in Annex A to the Credit Agreement (as hereinafter defined), as amended hereby.

R E C I T A L S:

WHEREAS, Borrower, the other Credit Parties, the Agent and the Lenders entered into that certain Credit Agreement, dated as of February 19, 2004 (as amended, supplemented, restated or otherwise modified prior to the date hereof, the “Credit Agreement”); and

WHEREAS, the parties to the Credit Agreement have agreed to amend the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1	Definitions. As used in this Amendment,

“Amendment No. 3 Effective Date” has the meaning ascribed to it in Section 4 of this Amendment.

2           Amendments. From and after the Amendment No. 3 Effective Date, the Credit Agreement is hereby amended as follows:

(a)        Section 1.5(b) of the Credit Agreement is amended by amending and restating the last sentence thereof to read in its entirety as follows:

“Notwithstanding the foregoing, this Section 1.5(b) shall not apply to the proceeds of the Woolite Sale or the proceeds of the 2005 Brand Sale.”

(b)        Section 2.2(b) of the Credit Agreement is amended by amending and restating the last sentence thereof to read in its entirety as follows::

“Notwithstanding the foregoing, this Section 2.2(b) shall not apply to any insurance proceeds required to be paid to (A) the Buyer (as defined in the Woolite Asset Purchase Agreement) pursuant to Section 5.14 of the Woolite Asset Purchase Agreement and (B) the Buyer (as defined in the 2005 Brand Asset Purchase Agreement)

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pursuant to Sections 5.18 and 5.20, as the case may be, of the 2005 Brand Asset Purchase Agreement.”

(c)        Section 3.4 of the Credit Agreement is amended by deleting the word “and” at the end of clause (i) thereof, by replacing the phrase “clauses (a) through (i)” with the phrase “clauses (a) through (j)” in clause (j) thereof and by relettering such clause (j) as clause (k) thereof, and by adding at the end of clause (i) thereof a new clause (j), which shall read in its entirety as follows:

“(j) indemnification obligations of Borrower, Playtex Manufacturing, Inc., a Delaware corporation, and Personal Care Group, Inc., a Delaware corporation, arising pursuant to Section 5.11 of the 2005 Brand Asset Purchase Agreement, obligations of Borrower, Playtex Manufacturing, Inc. and Personal Care Group, Inc. arising pursuant to the Transition Agreement contemplated by Section 5.10 of the 2005 Brand Asset Purchase Agreement, unsecured guarantee obligations of Borrower arising pursuant to Section 10.14 of the 2005 Brand Asset Purchase Agreement, and payment of any purchase price adjustment pursuant to Section 2.2 of the 2005 Brand Asset Purchase Agreement; and”

(d)        Section 3.7 of the Credit Agreement is amended deleting the word “and” at the end of clause (e) thereof, by replacing the period at the end of clause (f) thereof with the phrase “, and” and by adding new clause (g) thereto, which shall read in its entirety as follows:

“(g)	the 2005 Brand Sale.”

(e)        Section 3.18 of the Credit Agreement is amended and restated to read in its entirety as follows:

“3.18        Prepayments of Other Indebtedness. No Credit Party shall, directly or indirectly, voluntarily purchase, redeem, defease or prepay any principal of, premium, if any, interest or other amount payable in respect of any Indebtedness, other than (i) the Obligations, (ii) intercompany Indebtedness reflecting amounts owing to Borrower or any Guarantor, (iii) at any time following the consummation of the Woolite Sale, Indebtedness (including, without limitation, payment of any premium, interest and expenses in connection therewith) incurred under or pursuant to one or more Senior Secured Note Documents or Senior Subordinated Note Documents to the extent each repurchase, redemption, defeasance or prepayment with respect to such Indebtedness is consummated solely with the proceeds of the Woolite Sale, (iv)  at any time following the consummation of the 2005 Brand Sale, Indebtedness (including, without limitation, payment of any premium, interest and expenses in connection therewith) incurred under or pursuant

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to one or more Senior Secured Note Documents or Senior Subordinated Note Documents to the extent each repurchase, redemption, defeasance or prepayment with respect to such Indebtedness is consummated solely with the proceeds of (A) the 2005 Brand Sale or (B) both the Woolite Sale and the 2005 Brand Sale and (v) Indebtedness incurred under or pursuant to one or more Senior Secured Note Documents or Senior Subordinated Note Documents by making Permitted Note Repurchases.”

3           Amendments to Annex A to the Credit Agreement. From and after the Amendment No. 3 Effective Date, Annex A to the Credit Agreement is hereby amended by adding the following definitions to Annex A to the Credit Agreement in their appropriate alphabetical order:

“Amendment No. 3 Date” means November 14, 2005.

“2005 Brand Asset Purchase Agreement” means that certain Asset Purchase Agreement, dated as of November 14, 2005, by and among Borrower, as seller, Playtex Manufacturing, Inc., a Delaware corporation, as seller, Personal Care Group, Inc., a Delaware corporation, as seller, Cenuco, Inc., a Delaware corporation (“Buyer Guarantor”), Lander Co., Inc., a Delaware corporation (“Lander”) and Lander Intangibles Corporation, a Delaware corporation (the “Buyer” and together with the Buyer Guarantor and Lander, the “Buyer Parties”), pursuant to which Borrower, Playtex Manufacturing, Inc. and Personal Care Group, Inc., have agreed to sell to the Buyer and Lander, and the Buyer and Lander have agreed to purchase from Borrower, Playtex Manufacturing, Inc. and Personal Care Group, Inc., the Brand Assets (as defined therein), as the same is in effect on the Amendment No. 3 Date or as may be amended, supplemented or modified from time to time with the prior written consent of the Agent.

“2005 Brand Sale” means the sale of the Brand Assets (as defined in the 2005 Brand Asset Purchase Agreement) pursuant to and in accordance with the 2005 Brand Asset Purchase Agreement.

4           Conditions to Effectiveness. This Amendment shall be effective on the date (the “Amendment No. 3 Effective Date” on which all of the following conditions precedent are satisfied:

(a)        this Amendment shall have been duly executed and delivered by the Borrower, each other Credit Party party hereto, Agent and the Requisite Lenders;

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(b)        all necessary consents, approvals and releases with respect to the 2005 Brand Sale (other than the applicable amendments by the Agent and the Requisite Lenders hereunder) have been obtained;

(c)        Agent shall have received a certificate of an authorized officer of the Borrower to the effect that attached thereto are true, correct and complete copies of the 2005 Brand Asset Purchase Agreement, together with all annexes, attachments, exhibits and schedules attached thereto, and all documents delivered pursuant to Senior Secured Note Indenture and Senior Subordinated Note Indenture (including board resolutions pursuant to Section 4.10 thereof) in connection with the 2005 Brand Sale;

(d)        Agent shall have received a certificate of an authorized officer of the Borrower pursuant to Section 8.2(i)(i) of the Credit Agreement certifying to Agent that the 2005 Brand Sale is made in compliance with the provisions of the Credit Agreement (after giving effect to this Amendment) and that Agent may rely in good faith conclusively on any such certificate, without further inquiry; and

(e)        the 2005 Brand Sale shall have been consummated in accordance with the terms of the 2005 Brand Asset Purchase Agreement.

5           Release of Liens on the Brand Assets. On the Amendment No. 3 Effective Date, all liens on and security interests of the Agent in existence immediately prior to the consummation of the 2005 Brand Sale in the Brand Assets (as defined in the 2005 Brand Asset Purchase Agreement) shall automatically be released and terminated. Notwithstanding the foregoing, all liens on and security interest in (i) any and all proceeds of the sale of the Brand Assets pursuant to the 2005 Brand Asset Purchase Agreement and (ii) the Excluded Assets (as defined in the 2005 Brand Asset Purchase Agreement) are not hereby released but are specifically retained by Agent. On the Amendment No. 3 Effective Date, the Agent, on behalf of the Lenders, will deliver to the Borrower, at the sole cost and expense of the Borrower, UCC partial release statements, duly executed by the Agent where required and in form suitable for filing in all required jurisdictions evidencing the release and termination of all Liens in favor of the Agent in respect of the Brand Assets. Agent, on behalf of the Lenders, further agrees to deliver to Borrower promptly after the Amendment No. 3 Effective Date, at the Borrower’s sole cost and expense, such other releases or termination statements as the Borrower may reasonably request and prepare to reflect the release by the Agent of any and all Liens in favor of the Agent on the Brand Assets.

6           Representations and Warranties. In order to induce the Agent and the Lenders to enter into this Amendment, Borrower and each other Credit Party represents and warrants to Agent and each Lender (which representations and warranties shall survive the execution and delivery of this Amendment), that:

(a)        the execution, delivery and performance by each Credit Party of this Amendment has been duly authorized by all necessary corporate action and this Amendment is a legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms;

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(b)        upon the effectiveness of this Amendment, all of the representations and warranties contained in the Credit Agreement and in the other Loan Documents (other than those which speak expressly only as of an earlier date) are true and correct in all material respects on and as of the date of the effectiveness of this Amendment after giving effect to this Amendment and the transactions contemplated hereby;

(c)        Neither the execution, delivery and performance of this Amendment by each Credit Party nor the consummation of the transactions contemplated hereby or thereby does or shall contravene, result in a breach of, or violate (i) any provision of such Credit Party’s certificate or articles of incorporation or bylaws, (iii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Credit Party or any of its Subsidiaries is a party or by which such Credit Party or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to Agent on or before the date hereof or which could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect; and

(d)        no Default or Event of Default exists or will result after giving effect to this Amendment and the transactions contemplated hereby.

7	Miscellaneous.
	7.1	Effect; Ratification.

(a)        Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b)        The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document, nor constitute amendment of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

(c)        Each Credit Party acknowledges and agrees that the amendments set forth herein are effective solely for the purposes set forth herein and that the execution and delivery by Agent and Requisite Lenders of this Amendment shall not be deemed (i) except as expressly provided in this Amendment, to be a consent to any amendment, waiver or modification of any term or condition of the Credit Agreement or of any other Loan Document, (ii) to create a course of dealing or otherwise obligate Agent or Lenders to forbear, waive, consent or execute similar amendments under the same or similar circumstances in the future, or (iii) to amend, prejudice, relinquish or impair any right of Agent or Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Amendment.

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7.2        Counterparts and Signatures by Fax. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original but all together one and the same instrument. Any party delivering an executed counterpart of this Amendment by fax shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Amendment.

7.3        Severability. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

7.4	Loan Document. This Amendment shall constitute a Loan Document.

7.5        Costs And Expenses. As provided in Section 1.3(e) of the Credit Agreement, Borrowers agree to reimburse Agent for all reasonable and documented out-of-pocket fees, costs and expenses, including the fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment (it being understood and agreed that the documentation of counsel’s fees and expenses may omit information that such counsel reasonably deems privileged).

7.6        Reaffirmation. Each of the Credit Parties signatory hereto as Guarantor hereby acknowledges and reaffirms all of its obligations and undertakings under each of the Loan Documents to which it is a party and acknowledges and agrees that subsequent to, and after taking account of the provisions of this Amendment, each such Loan Document is and shall remain in full force and effect in accordance with the terms thereof.

7.7        GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

PLAYTEX PRODUCTS, INC., a Delaware corporation, as Borrower

By:	/s/ JOHN J. MCCOLGAN
Name: John J. McColgan
Title:	VP & Corporate Controller

PLAYTEX SALES & SERVICES, INC., a Delaware corporation, as a Guarantor

By:	/s/ JOHN J. MCCOLGAN
Name: John J. McColgan
Title:	VP & Corporate Controller

PLAYTEX MANUFACTURING, INC., a Delaware corporation, as a Guarantor

By:	/s/ JOHN J. MCCOLGAN
Name: John J. McColgan
Title:	Treasurer

PLAYTEX INVESTMENT CORP., a Delaware corporation, as a Guarantor

By:	/s/ JOHN J. MCCOLGAN
Name: John J. McColgan
Title:	VP & Treasurer

PLAYTEX INTERNATIONAL CORP., a Delaware corporation, as a Guarantor

By:	/s/ JOHN J. MCCOLGAN
Name: John J. McColgan

Title:      VP & Treasurer

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO CREDIT AGREEMENT

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TH MARKETING CORP., a Delaware corporation, as a Guarantor

By:	/s/ JOHN J. MCCOLGAN
Name: John J. McColgan
Title:	VP & Treasurer

SMILE-TOTE, INC., a California corporation, as a Guarantor

By:	/s/ JOHN J. MCCOLGAN
Name: John J. McColgan
Title:	VP & Treasurer

SUN PHARMACEUTICALS CORP., a Delaware corporation, as a Guarantor

By:	/s/ JOHN J. MCCOLGAN
Name: John J. McColgan
Title:	Treasurer & CFO

PERSONAL CARE GROUP, INC., a Delaware corporation, as a Guarantor

By:	/s/ JOHN J. MCCOLGAN
Name: John J. McColgan
Title:	VP - Finance & Treasurer

PERSONAL CARE HOLDINGS, INC., a Delaware corporation, as a Guarantor

By:	/s/ JOHN J. MCCOLGAN
Name: John J. McColgan
Title:	VP - Finance & Treasurer

CAREWELL INDUSTRIES, INC., a New York corporation, as a Guarantor

By:	/s/ JOHN J. MCCOLGAN
Name: John J. McColgan

Title:      VP - Finance & Treasurer

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO CREDIT AGREEMENT

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GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and a Lender

Name:/s/ THOMAS BECK

Its Duly Authorized Signatory

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO CREDIT AGREEMENT

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UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ RICHARD L. TAVROW
Name: Richard L. Tavrow
Title:

By:	/s/ IRJA R. OTSA
Name: Irja R. Otsa
Title:

SIGNATURE PAGE TO

AMENDMENT NO. 3 TO CREDIT AGREEMENT

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